                                                                   EXHIBIT 99.3A

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, James S. Kuo, hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ James S. Kuo
                                        -------------------------------------


October 21, 1997

                                                                   EXHIBIT 99.3B

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, Steve H. Kanzer, hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ Steve H. Kanzer
                                        -------------------------------------


October 21, 1997

                                                                   EXHIBIT 99.3C

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTO

        I, Evan Myrianthopoulos, hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ Evan Myrianthopoulos
                                        -------------------------------------


October 21, 1997

                                                                   EXHIBIT 99.3D

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, Juerg F. Geigy, hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ Juerg F. Geigy
                                        -------------------------------------


October 21, 1997

                                                                   EXHIBIT 99.3E

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, Max Link, hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ Max Link
                                        -------------------------------------


October 21, 1997

                                                                   EXHIBIT 99.3F

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, Herbert H. McDade, Jr., hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ Herbert H. McDade, Jr.
                                        -------------------------------------


October 21, 1997

                                                                   EXHIBIT 99.3G

                CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

        I, Mark C. Rogers, hereby consent to the use, in the Registration Statement on Form S-4 of Ansan Pharmaceuticals, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person about to become a director of the Company.

                                        /s/ Mark C. Rogers
                                        -------------------------------------


October 21, 1997